CONSULTORES JURIDICO EMPRESARIALES

                                Asesores Legales

Lic. Federico J. Gonzalez Pena                   Lic. Leda Di Napoli Perera,MBA.

                            CONTRATO DE ARRENDAMIENTO

Entre nosotros, SOLEIL, SOCIEDAD ANONIMA, cedula juridica tres-ciento uno-setenta y seis mil novecientos treinta y cinco, representada por su Presidente con plenas facultades ROGELIO ULLOA SABORIO, mayor, casado una vez, empresario, vecino de San Jose, de la Galera ochocientos metros este, carretera a Tres Rios, portador de la cedula de identidad numero uno-trescientos cuarenta y cuatro-cuatrocientos ochenta y uno, personeria que se encuentra debidamente inscrita en la seccion mercantil del Registro Publico al tomo ochocientos treinta y uno, folio ciento dieciocho, asiento doscientos veintidos, quien para los efectos de este contrato se denominara la ARRENDANTE THERMALTEC DE COSTA RICA SOCIEDAD ANONIMA, cedula juridica tres-ciento uno-ciento setenta y tres mil setecientos trece, representada por su Vicepresidente con plenas facultades, MARIO ALBERTO ESQUIVEL FUENTES, mayor casado en segundas nupcias, Mecanico, vecino de Santo Domingo de Heredia, doscientos veinticinco metros sur de la Cruz Roja, cedula de identidad uno-cuatrocientos veintiuno-quinientos sesenta y nueve, personeria que se encuentra debidamente inscrita en la seccion mercantil del Registro Publico al tomo novecientos diez, folio setenta y seis, asiento ciento ocho, quien para efectos de este contrato se denominara la ARRENDATARIA, hemos convenido celebrar el presente contrato de arrendamiento que se regira por las siguientes clausulas y estipulaciones:

Primera: La ARRENDANTE es propietaria del inmueble inscrito en el Registro Publico de la Propiedad, Partido de San Jose, folio real ciento cincuenta y seis mil-cero cero cero; que es terreno para construir con un edificio suceptible de ser dividido en bodegas independientes destinadas a servir de almacenes o plantas industriales, sito en Pavas distrito noveno del canton primero de la Provincia de San Jose.

Segunda: En este acto la ARRENDANTE da en arrendamiento a la ARRENDATARIA, una bodega parte del inmueble antes descrito, identificada en el plano general del edificio con el numero Uno-A-Sur, la cual se describe en la clausula siguiente.

Tercera: Bodega Numero Uno-A-Sur, construida con bloques de concreto, estructura de acero y techo de laminas de hierro galvanizado. Linda al norte con la Bodega numero dos, al sur con calle privada: al este con Bodega Uno-B-Sur: y al oeste con calle publica. La bodega se encuentra equipada con dos servicios sanitarios completos (modoro y lavamanos) y ducha.

En la pared del lindero sur frente a la calle privada hay un porton corredizo de hierro de cuatro metros de alto por seis metros de ancho, frente a la calle publica.

La bodega esta provista de oficinas de aproximadamente cincuenta y cinco metros cuadrados de construccion con una bodega para almacenar materias primas.

El area total de la bodega dada en arrendamiento es de trescientos sesenta metros cuadrados.

Cuarta: El plazo de este contrato es de tres anos, a partir del dia primero de febrero de mil novecientos noventa y siete, fecha en la cual la ARRENDATARIA tomara posesion de la bodega descrita. Dicho plazo sera prorrogable por periodos iguales, en cuyo caso se renegociara un nuevo precio de alquiler. Las prorrogas previstas se tendran por convenidas automaticamente si la ARRENDATARIA no manifesta por escrito a la ARRENDANTE, con por lo menos treinta dias de anticipacion al vencimiento del plazo, su decision de no prorrogar el contrato.

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Decima: La ARRENDATARIA no podra sin el permiso previo y escrito de la
ARRENDANTE, introducir modificaciones capaces de alterar o modificar la estratura del local.

Decima primera: Las me joras que la ARRENDATARIA introduzca, con o sin el consentimiento de la ARRENDANTE, quedaran a beneficio del inmueble, a la terminacion del contrato, sin que la ARRENDANTE tenga que pagar suma alguna por ellas. No obstante lo anterior, si la ARRENDANTE notificare por escrito a la ARRENDATARIA, sobre la necesidad de remover tales mejoras, por lo menos veinte dias antes de la terminacion del contrato, este debera efectuar esos trabajos por cuenta propia, antes de entregar lo arrendado, procediendo a restaurarlo hasta dejarlo en la misma condicion que lo recibio.

Decima segunda: La ARRENDATARIA no podra instalar o pintar rotulos sin el permiso previo y escrito de la ARRENDANTE.

Decima tercera: La ARRENDANTE no asume responsabilidad civil por los accidentes de cualquier naturaleza que ocurran en el interior de la bodega, cualquiera que haya sido la causa de ellos. La ARRENDATARIA sera la unica responsable de la operacion comercial e industrial del local, por lo que le correspondera responder civil y penalmente de cualquier tipo de actos o accidentes que se produzcan en virtud de su operacion. Asumismo, corresponde a la ARRENDATARIA la obtencion de todos los permisos y patentes que la ley exija para estos efectos.

Decima cuarta: La ARRENDANTE no respondera en forma alguna por danos, hurtos o robos que terceras personas pudieran causarle a la ARRENDATARIA, usuarios, visitantes o empleados de su establecimiento.

Decima quinta: Las sumas de plazo vencido que LA ARRENDATARIA llegare a adeudar a la ARRENDANTE, por concepto de alquiler o por cualquier otra razon, podran ser cobradas por la ARRENDANTE en la via ejecutiva, sin necesidad de requerimiento previo. Para esa hipotesis un testimonio del presente contrato protocolizado ante notario y una certificacion de contador publico donde conste el saldo, constituiran titulo ejecutivo.

Decima sexta: El presente contrato podra ser finalizado por las causas previstas en el articulo setenta y uno, setenta y dos y ciento trece de la Ley General de Arrendamientos Urbanos y Suburbanos. Y al ocurrir alguno de los hechos previstos, la ARRENDANTE se reserva el derecho de demandar en cualquier otra via a la ARRENDATARIA por concepto de falta de pago, o danos y perjuicios que pudiera causar.

Decima setima: La ARRENDATARIA no podra reclamar ningun derecho de llave en su benificio. Y cualquier concesion que la ARRENDANTE hiciera en su favor, en relacion con el cumplimiento de sus obligaciones sera entendida como mera tolerancia, sin que ello constituya modificacion tacita a este contrato. En consecuencia la ARRENDANTE podra exigir el cumplimiento de esas obligaciones, en la forma aqui estipulada, y ninguna concesion eventual podra ser invocada contra una posible accion de desahucio, ni impedira su procedencia.

Decima octava: Para todas la cuestiones no previstas en este contrato, se aplicara la Ley General de Arrendamiento Urbanos y Suburbanos, y las disposiciones pertmentes del Codigo Civil. Asimismo para efectos judiciales y extrajudiciales, las partes senalan para atender notificaciones en la siguientes direcciones: la ARRENDANTE en San Jose, avenida segunda calle uno y tres, tercer piso Edificio Las Arcadas; y la ARRENDATARIA en Santo Domingo de Heredia, doscientos veinticinco metros sur de la Cruz Roja.

Decima primera: Se estima el presente contrato en la suma de treinta y ocho mil ochocientos ochenta dolares US$.

En fe y garantia de lo expuesto, ambas partes se autorizan mutuamente a elevar el presente contrato a escritura publica, sin necesidad de citacion o compulsa a la otra, firmando en duplicado, en San Jose, a las ocho horas del primero de febrero de mil novecientos noventa y siete.




/s/Rogelio Ulloa S.                     /s/ Mario  A.  Esquivel  F.
-------------------                     ---------------------------
   Rogelio Ulloa S., Presidente         Mario  A.  Esquivel  F., Vice-presidente
   P/Arrendante                         P/Arrendantaria


                   Son autenticas:
                                  Lic. Leda Di Napoli P.

                                                              [SEAL]

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                               MIGUEL VALLE GUZMAN
                                ABOGADO Y NOTARIO
                           CONDOMINIO "PLAZA COLONIAL"
                               ESCAZU, COSTA RICA

APARTADO: 521-1000                                     TELEFONO: (506) 289-4122

SAN JOSE, COSTA RICA                                   TEL./FAX: (506) 289-4087

                            CONTRATO DE ARRENDAMIENTO

Entre las Companias de este domicilio "SOLEIL S.A.", cedula de persona juridica 3-101-076935, representada en este acto por su Presidente, el senor Rogelio Ulloa Saborio, comerciante, cedula de identidad numero 1-344-481, vecino de Curridabat y "THERMALTEC DE COSTA RICA S.A.", cedula de persona juridica 3-101-173713, representada pro su Vicepresidente senor Mario Alberto Esquivel Fuentes, mecanico, cedula 1-421-569, vecino de Santo Domingo de Heredia; ambos mayores de edad, casados y costarricenses, los dos con facultades de apoderados generalisimos sin limite de suma de sus respectivas representadas, se ha convenido un contrato de arrendamiento con arreglo a las siguientes y clausulas y en el que la Sociedad representada por el primero sera conocida indistintamente como "SOLEIL", "LA PROPIETARIA" o "LA ARRENDANTE" y la sociedad representada por el segundo, sera aludida como "THERMALTEC", "LA ARRENDATARIA" o "LA INQUILINA".

         PRIMERA: Declaracion de propiedad: "SOLEIL" es duena de la finca inscrita en el Registro Publico, al Folio Real del Partido de San Jose, matricula 156 163-000, que es terreno para construir con un local dividido en bodegas destinadas a servir de almacenes o plantas industriales, sito en Pavas, distrito noveno del canton Primero de esta provincia.

         SEGUNDA: Descripcion del inmueble arrendado: En este acto "LA PROPIETARIA" da en arrendamiento a "LA INQUILINA" la bodega identificada en el plano general del edificio con el numero "Dos-A" de la seccion Sur, que se describe asi: local construido con paredes bloques de concreto, estructuras de acero, cielo raso de "gypsum" y techo de lamina de hierro galvanizado, con los siquientes linderos: Norte: Bodega "Dos-B y Tres", arrendadas actualmente por su orden a "Tecnologia Textil S.A." y a "Likia Internacional S.A.", Sur: Bodegas "Uno-A y Uno-B" arrendadas por su order a la misma Compania "Thermaltec" y a "Movitec S.A."; Este: Terreno que se reserva la propietaria, y Oeste: Calle de acceso a las bodegas de este Complejo Industrial, con seis metros de frente.
Medida: Trescientos metros cuadrados. El local descrito se encuentra alumbrado con lamparas de tubos fluorescentes y equipado con dos banos completos y una pequena bodega para guardar herramientas o materia prima.

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         TERCERA: Plazo, Precio y forma de pago: El plazo de este contrato es de tres anos, a partir del primero de Junio de mil novecientos noventa y nueve. El precio mensual del arrandamiento, durante el expresado plazo se determinara en la siguiente forma.

         Del 1 de Junio de 1999 al 31 de Mayo del 2000      US$900.000 mensuales

         Del 1 de Junio de 2000 al 31 de Mayo del 2001      US$927.000 mensuales

         Del 1 de Junio de 2001 al 31 de Mayo del 2002      US$954.000 mensuales

Todas las cuotas de arrendamiento seran pagadas dentro de los cinco primeros dias habiles de cada mes, en las oficinas de "LA ARRENDANTE", en el tercer piso del Edificio Las Arcadas (avenida segunda entre calles primera y tercera), en la moneda estipulada o en colones de curso legal, al tipo establecido por el Banco Central de Costa Rica para la venta de esas divisas, a la fecha del pago correspondiente.

         CUARTA: Resolucion anticipada del contrato: Despues del primer ano de arrendamiento, "LA INQUILINA" podra, en cualquier momento, ponerle termino al contrato anticipadamente, sin otra responsabilidad que la de notificarle por escrito a "LA PROPIETARIA" su decision, con dos meses de anticipacion por lo menos. Este aviso podra dispensarse y "LA INQUILINA" resolver el contrato de inmediato, pagando a "LA PROPIETARIA" el importe correspondiente a dos meses de alquiler o al tiempo que falte para el vencimiento del plazo, sequn le sea mas favorable.

         QUINTA: Destino: "LA ARRENDATARIA" destinaran la bodega descrita a sus actividades de mecanica de presicion. No podra variar ese destino sin el consentimiento previo y escrito de "LA PROPIETARIA" y cualquier cambio en ese sentido se considerara como una violacion grave al presente contrato, para los efectos previstos en la clausula decimosegunda.

         SEXTA: Obligaciones de "LOS CONTRATANTES": Ademas de pagar oportuna y cumplidamente las cuotas mensuales del arrendamiento, "LA INQUILINA" tendra las siguientes obligaciones: a) Restituir la bodega a "LA PROPIETARIA", en las mismas conditiones en que la recibe, salvo los desgastes producidos por el transcurso del tiempo y el uso autorizado del inmueble, b) "LA INQUILINA" no podra, sin el consentimiento previo y escrito de "LA PROPIETARIA", ceder, gravar, enajenar o en cualquier forma transferir, en todo on en parte, los derechos que le confiere este contrato. Tempoco podra, sin el referido consentimiento previo y escrito de "LA PROPIETARIA", subarrendar la bodega mencionada, en todo o en parte; c) "LA INQUILINA" sera la unica responsable de la operacion comercial del local mencionado, por lo que le correspondera responder, civil y penalmente por cualquier tipo de actos o accidentes que se produzcan dentro del recinto arrendado. Asimismo le correspondera obtener y cancelar todos los permisos y patentes que la ley exija para el funcionamiento de su negocio; d) Correra pro cuenta de "LA INQUILINA" el pago del servicio de corriente electrica, aqua, patentes, permisos y cualquier otra suma que sea necesaria para la operacion de su negocio; e) En caso de que "LA INQUILINA" quisiera instalar en el local arrendado uno o varios aparatos telefonicos, sera la unica responsible del pago de las facturas correspondientes, f) Efectuar las reparaciones que haya que hacer en el local, incluyendo la reposicion de vidrios y cristales, cuando los danos sean causados por sus empleados, intencionadamente o por negligencia. Cuando los danos provengan de fallas del edificio o sus instalaciones o desgaste de los mismos "LA ARRENDANTE" tendra la obligacion de efectuar a la mayor brevedad, las reparaciones necesarias a fin de que el local arrendado quede en las mismas condiciones que tenia al inicio del contrato, g) "LA INQUILINA" no prodra, sin el permiso previo y escrito de "LA PROPIETARIA", instalar o pintar rotulos ni introducir modificaciones capaces de alterar o modificar la estructure del local.

         SETIMA: Deposito en Garantia: "LA INQUILINA" recibe la bodega en el estado en que actualmente se encuentra y se obliga a restituirla, a la terminacion del contrato, en las mismas condiciones en que se le entrega, salvo los desgastes producidos por el transcurso del tiempo y el uso racional de la edificacion y sus instalaciones. En garantia de esta obligacion, "LA INQUILINA" deposita en este mismo acto la suma de NOVECIENTOS DOLARES (US$900.00), la cual le sera reintegrada a la terminacion de la relacion inquilinaria, si la bodega es entregada a satisfaccion, de conformidad con los terminos del presente contrato. Si hubiere danos, "LA PROPIETARIA" procedera a repararlos, aplicando para estos efectos el expresado deposito y cualquier saldo que resulte lo reintegrara a "LA INQUILINA", dentro de los treinta dias naturales inmediatos siguientes a la terminacion de las reparaciones, junto con las facturas comprobatorias de los gastos incurridos.

         OCTAVA: Propiedad de las mejoras a la terminacion del contrato: Las mejoras de cualquier clase que "LA INQUILINA" introduzca, con o sin el consentimiento de "LA PROPIETARIA", quedaran a beneficio del inmueble, a la terminacion del contrato, sin que esta tenga que pagar suma alguna por ellas. No obstante lo anterior, si "LA PROPIETARIA" notificare por escrito a "LA INQUILINA" sobre la necesidad de remover tales mejoras, por lo menos veinte dias antes de la terminacion del contrato, esta debera efectuar esos trabajos por su propia cuenta, antes de entregar lo arrandado, procediendo a restaurarlo hasta dejarlo en las misma condicion en que lo recibio.

         NOVENA: Obligaciones de "LA PROPIETARIA": "LA PROPIETARIA" pagara los impuestos correspondientes al local arrendado. Asimismo, mantendra, por su cuenta un sistema de vigilancia en beneficio de "LA INQUILINA" pero no sera responsable por danos, hurtos o robos que usuarios, visitantes o terceras personas en general, pudieran causar en la bodega arrendada.

         DECIMA: Exencion de la responsabilidad: "LA PROPIETARIA" no asume responsabilidad civil por los accidentes de cualquier naturaleza que occuran en el interior de la bodega, cualquiera que haya sido la causa productora de ellos.

         DECIMOPRIMERA: Cobro de sumas adeudadas: Las sumas de plazo vencido que "LA INQUILINA" llegare a adeudar a "LA PROPIETARIA", por concepto de alquileres
o por cualquier otra razon, podran ser cobradas por la acreedora, en la via ejecutiva, sin necesidad de ningun requerimiento previo. Para efectos del reclamo judicial correspondiente, un testimonio del presente contrato protocolizado ante Notario y una certificacion de Contador Publico Autorizado en que conste el saldo debido, constituiran titulo ejecutivo.

         DECIMOSEGUNDA: Derecho de "LA PROPIETARIA" a dar por resuelto el contrato: El presente contrato se tendra por concluido de pleno derecho y "LA PROPIETARIA" tendra la facultad de pedir, en la via del desahucio, la inmediata desocupacion del local, en cualquiera de los siguientes casos: a) por la expiracion del plazo inicial o de cualquier prorroga futura que llegare a pactarse, b) por la falta de pago oportuno de alguna cuota mensual de alquiler,
c) por la simple iniciacion, por parte de cualquier persona, de tramites tendientes a obtener la quiebra o insolvencia de "LA INQUILINA", cuando esta solicitud inicial fuere acogida por las autoridades competentes, d) por cualquiera de los motivos que senala la Ley General de Arrendamientos Urbanos Y Suburbanos; y, c) por haber incumplido "LA INQUILINA", en cualquier forma, con alguna de las obligaciones que le impone el presente contrato. Al ocurrir alguno de los hechos mencionados en la presente clausula, "LA PROPIETARIA" podra tambien, independientemente de la accion de desahucio, demandar a "LA INQUILINA" en la via que corresponda, para exigir el pago de los alquileres pendientes y de los danos y perjuicios que su incumplimiento le haya podido ocasionar.

         DECIMOTERCERA: Derechos de llave: "THERMALTC" no podra reclamar ningun derecho de llave en su beneficio.

         DECIMOCUARTA: Actos de mera tolerancia que no causan modificacion al presente contrato: Cualquier concesion que "LA PROPIETARIA" hiciere a "THERMALTEC", en relacion con el cumplimiento de sus obligaciones, debera interpretarse como una mera tolerancia de su parte, y no constituira modificacion tacita de este contrato. En consecuencia, "LA PROPIETARIA", podra exigir judicial o extrajudicialmente de dicha Compania el cumplimiento de esas obligaciones, en la forma aqui estipulada, y ninguna concesion eventual podra ser invocada en su contra.

         DECIMOQUINTA: Aplicacion supletoria de la ley: Para todas las cuestiones no previstas en este contrato, se aplicaran la Ley General de Arrendamientos Urbanos y Suburbanos y las disposiciones pertinentes del Codigo Civli. Los Tribunales Civiles de Pavas y de la Ciudad de San Jose seran los competentes para conocer, segun la cuantia, de todas las cuestiones controversiales derivadas del presente contrato. Asimismo, para efectos judiciales y extrajudiciales senalan para notificaciones las siguientes direcciones: "LA PROPIETARIA". Sus oficinas en la direccion indicada en la clausula tercera anterior y "THERMALTEC", en sus oficinas principales, local "Uno-A, Sur" en el mismo Complejo Industrial del que forma parte la bodega arrandada en este acto, en Pavas. Cualquier cambio en las anteriores direcciones debera ser comunicado por escrito a la otra parte, obteniendo el correspondiente acuse de recibo como comprobante.

         DECIMOSEXTA: Honorarios y gastos: Los honorarios y gastos de este contrato seran cubiertos por mitades, por ambas partes. Cualquiera de ellas podra, en cualquier momento y sin necesidad de citar a la otra, comparecer ante Notario a protocolizar literalmente este documento, corriendo con los gastos que dicha protocolizacion demande.

         DECIMOSETIMA: Estimacion: Se estima este contrato en la suma de TREINTA Y TRES MIL TRESCIENTOS SETENTA Y DOS DOLARES DE LOS ESTADOS UNIDOS DE AMERICA (U.S.$33,372.00).

         Personeria: Se deja constancia de que la personeria del senor Ulloa Saborio se encuentra inscrita en la Seccion Mercantil del Registro Publico al Tomo 831, Folio 118, Asiento 222 y la del senor Esquivel Fuentes al Tomo 910, folio 76, asiento 108 de esa misma Seccion. Leido lo escrito, en presencia de los testigos Joaquin Vargas Marin, cedula numero 3-114-985 y Lilliam Garcia Marin, cedula numero 6-121-602, ambos mayores, Contadores y vecinos de Barrio Cordoba y Alajuelita, respectivamente, los contratantes lo aprobaron y firman junto con los testigos dichos, en dos copias iguales, en la ciudad de San Jose, a las catorce horas del veinte de Mayo de mil novecientos noventa y nueve. Se deja constancia de que las especies fiscales correspondientes quedaron agregadas en la copia correspondiente a "LA INQUILINA".

noventa y siele


/s/ Rogelio Ulloa S.
----------------------------
Rogelio Ulloa S., Presidente
P/Arrendante


/s/ Mario A. Esquivel F.
----------------------------
Mario A. Esquivel F., Vice-president
P/Arrendataria


/s/ Miguel Valle Guzman
----------------------------
MIGUEL VALLE GUZMAN

ABOGADO Y NOTARIO
CONDOMINIO "PLAZA COLONIAL"
ESCAZU, COSTA RICA

                       CONSULTORES JURIDICO EMPRESARIALES
                                Asesores Legales

MIGUEL VALLE GUZMAN                                               Pagina:  Cinco

     DECIMOTERCERA: Derechos de llave: "THERMALTC" no podra reclamar ningun derecho de llave en su beneficio.

     DECIMOCUARTA: Actos de mera tolerancia que no causan modificacion al presente contrato: Cualquier concesion que "LA PROPIETARIA" hiciere a "THERMALTEC", en relacion con el cumplimiento de sus obligaciones, debera interpretarse como una mera tolerancia de su parte, y no constituira modificacion tacita de este contrato. En consecuencia, "LA PROPIETARIA", podra exigir judicial o extrajudicialmente de dicha Compania el cumplimiento de esas obligaciones, en la forma aqui estipulada, y ninguna concesion eventual podra ser invocada en su contra.

     DECIMOQUINTA: Aplicacion supletoria de la ley: Para todas las cuestiones no previstas en este contrato, se aplicaran la Ley General de Arrendamientos Urbanos y Suburbanos y las disposiciones pertinentes del Codigo Civil. Los Tribunales Civiles de Pavas y de la Ciudad de San Jose seran los competentes para conocer, segun la cuantia, de todas las cuestiones controversiales derivadas del presente contrato. Asimismo, para efectos judicials y extrajudiciales senalan para notificaciones las siguientes direcciones "LA PROPIETARIA": Sus oficinas en la direccion indicada en la clausula tercera anterior y "THERMALTEC", EN SUS OFICINAS PRINCIPALES, LOCAL "Uno-A, Sur" en el mismo Complegjo Industrial del que forma parte la bodega arrendada en este acto, en Pavas. Cualquier cambio en las anteriores direcciones debera ser comunicado por escrito a la otra parte, obteniendo el correspondiente acuse de recibo com comprobante.

     DECIMOSEXTA: Honorarios y gastos: Los honorarios y gastos de este contrato seran cubiertos por mitades, por ambas partes. Cualquiera de ellas podra, en cualquier momento y sin necesidad de citar a la otra, comparecer ante Notario a protocolizar literalmente este documento, corriendo con los gastos que dicha protocolizacion demande.

     DECIMOSETIMA: Estimacion: Se estima este contrato en la suma de TREINTA Y TRES MIL TRESCIENTOS SETENTA Y DOS DOLARES DE LOS ESTADOS UNIDOS DE AMERICA (U.S.$33.372.00).

                       CONSULTORES JURIDICO EMPRESARIALES
                                Asesores Legales

Lic. Federico J. Gonzalez Pefia                Lic. Leda Di Napoli Perrera, MBA.
--------------------------------------------------------------------------------

En todo caso la ARRENDATARIA al vencimiento del plazo inicial de un ano, podra desocupar la bodega descrita, en cualquier momento, sin ninguna responsabilidad de su parte, y sin otra obligacion que la de notificar su decision por escrito a la ARRENDANTE, con dos meses de anticipacion por lo menos. Este aviso podra dispensarse pagando a la ARRENDANTE el importe correspondiente a dos meses de alquiler.

Quinta: El precio del arrendamiento es de mil ochenta dolares US$ mensuales, pagaderos por mes adelantado dentro de los cinco primeros dias habiles de cada mes en dinero efectivo, a partir del primero de febrero de mil novecientos noventa y siete. Todo pago debera efectuarse en el domicilio, de la ARRENDANTE, sito en el tercer piso del edificio Las Arcadas, avenida segunda, calles uno y tres.

El precio, podra ser cancelado, a criterio de la ARRENDATARIA en moneda nacional
o extranjera, a tipo de cambio oficial a la fecha de pago, establecido por el Banco Nacional de Costa Rica.

En este acto la ARRENDATARIA ha cancelado en efectivo la suma de dos mil ciento sesenta dolares US$ mensuales, que corresponden al primer mes de arrendamiento y al deposito de garantia que se mencionara en la clausula setima.

Sexta: La ARRENDATARIA arrienda la bodega descrita anteriormente, con el exclusivo proposito de ser destinada para la instalacion de un taller de mecanica y precision.

La   ARRENDATARIA   no  podra   modificar  la   naturaleza   del  bien  dado  en
arrendurniento, salvo autorizacion previa y escrita de la ARRENDANTE, ni modificar la estructura del local, ni subarrendarlo en toda o en parte.

Setima: La ARRENDATARIA recibe el bien en perfecto estado de conservacion y limpieza, y asi debera mantenerlo y devolverlo a la ARRENDANTE al finalizar el contrato, salvo el desgaste natural del uso normal producido por el tiempo y el uso racional de la edificacion.

En garantia de esta obligacion la ARRENDATARIA deposita la suma de mil ochenta dolares US$, la cual le sera devuelta a la terminacion del contrato, si la bodega la recibe la ARRENDANTE a su entera satisfaccion, de conformidad con los terminos de este contrato. Si hubiere danos, la ARRENDANTE procedera a su reparacion, aplicando para estos efectos el expresado deposito y cualquier saldo que resultare, lo reintegrara de inmediato a la ARRENDATARIA, junto con las facturas comprobatorias de los gastos incurridos.

Octava: Los servicios publicos de agua, luz y telefono correran por cuenta de la ARRENDATARIA. Los impuestos territorialses y municipales correran por cuenta del ARRENDANTE.

Novena: Todas las reparaciones que haya que hacer en el local, incluyendo la reposicion de vidrios y cristales, sera efectuadas por la ARRENDANTE, salvo los danos que provengan de fuerzas de la naturaleza o defectos de construccion, en cuyo caso correspondera a la ARRENDANTE, efectuar las reparaciones necesarias a fin de que al menor plazo posible, la bodega quede en las mismas condiciones en que se entrega. En la bodega arrendada existe una caja de registro de aguas pluviales, que los empleados de la ARRENDANTE deberan revisor regularmente un o dos veces al mes. Para esos efectos asi como en caso de emergencia, la ARRENDATARIA permitira a los empleados de la ARRENDANTE en dias y horas habiles el acceso, a la mencionada instalacion.

Tel: 225-8616 Fax: 283-5495 Apdo 5927-1000 San Jose, Costa Rica. Barrio Francisco Peralla. Avenidas 8 y 10, calle 33. N 837

                       CONSULTORES JURIDICO EMPRESARIALES
                                Asesores Legales

Lic. Federico J. Gonzalez Pefia                Lic. Leda Di Napoli Perrera, MBA.
--------------------------------------------------------------------------------

Decima:  La  ARRENDATARIA  no  podra  sin el  permiso  pervio  y  escrito  de la
ARRENDANTE,   introducir  modificaciones  capaces  de  alterar  o  modificar  la estructura del local.

Decima primera: Las me joras que la ARRENDATARIA introduzca, con o sin el consentimiento de la ARRENDANTE, quedaran a beneficio del inmueble, a la terminacion del contrato, sin que la ARRENDANTE tenga que pagar suma a1guna por ellas. No obstante lo anterior, si la ARRENDANTE notificare por escrito a la ARRENDATARIA, sobre la necesidad de remover tales mejoras, por lo menos veinte dias antes de la terminacion del contrato, este debera efectuar esos trabajos por cuenta propia, antes de entregar lo arrendado, procediendo a restaurarlo hasta dejarlo en la misma condicion que lo recibio.

Decima segunda: La ARRENDATARIA no podra instalar o pintar rotulos sin el permiso previo y escrito de la ARRENDANTE.

Decima tercera: La ARRENDANTE no asume responsabilidad civil por los accidentes de cualquier naturaleza que ocurran en el interior de la bodega, cualquiera que haya sido la causa de ellos. La ARRENDATARIA sera la unica responsable de la operacion comercial e industrial del local, por lo que le correspondera responder civil y penalmente de cualquier tipo de actos o accidentes que se produzcan en virtud de su operacion. Asimismo, corresponde a la ARRENDATARIA la obtencion de todos los permisos y patentes que la ley exija para estos efectos.

Decima cuarta: La ARRENDANTE no respondera en forma alguna por danos, hurtos o robos que terceras personas pudieran causarle a la ARRENDATARIA, usuarios, visitantes o empledos de su establecimiento.

Decima quinta: Las sumas de plazo vencido que LA ARRENDATARIA llegare a adeudar a La ARRENDANTE, por concepto de alquiler o por cualquier otra razon, podran ser cobradas por la ARRENDANTE en la via ejecutiva, sin necesidad de requerimiento previo. Para esa hipotesis un testimonio del presente contrato protocolizado ante notario y una certificacion de contador publico donde conste el saldo, constituiran titulo ejecutivo,

Decima sexta: El presente contrato podra ser finalizado por las causas previstas en el articulo setenta y uno, setenta y dos y ciento trece de la Ley General de Arrendamientos Urbanos y Suburbanos. Y al ocurrir a1guno de los hechos previstos, la ARRENDANTE se reserva el derecho de demandar en cualquier otra via a la ARRENDATARIA por concepto de falta de pago, o danos y perjuicios que pudiera causar.

Decima setima: la ARRENDATARIA no podra reclamar ningun derecho de llave en su benificio. Y cualquier concesion que la ARRENDANTE hiciera en su favor, en relacion con el cumplimiento de sus obligaciones sera entendida como mera tolerancia, sin que ello constituya modificacion tacita a este contrato. En consecuencia a la ARRENDANIE podra exigir el cumplimiento de esas obligaciones, en la forma aqui estipulada, y ninguna concesion eventual podra ser invocada contra una posible accionde desahucio, ni impedira su procedencia.

Decima octava: Para todas la cuestiones no previstas en este contrato, se aplicara la Ley General de Arrendamient Urbanos y Suburbanos, y las disposiciones pertinentes del Codito Civil. Asimismo para efectos judiciales y extrajudiciales, las partes senalan para atender notificaciones en la siguientes direcciones: la ARRENDANTE en San Jose, avenida segunda calle uno y tres, lercer piso Edificio Las Arcadas; y la ARRENDATARIA en Santo Domingo de Heredia, doscientos veinticinco metros sur de la Cruz Roja.

Tel: 225-8616 Fax: 283-5495 Apdo 5927-1000 San Jose, Costa Rica. Barrio Francisco Peralla. Avenidas 8 y 10, calle 33. N 837

                       CONSULTORES JURIDICO EMPRESARIALES
                                Asesores Legales

Lic. Federico J. Gonzalez Pefia                Lic. Leda Di Napoli Perrera, MBA.
--------------------------------------------------------------------------------

Decima primera: Se estima el presente contrato en la suma de treinta y ocho mil ochocientos ochenta dolares US$.

En fe y garantia de lo expuesto, ambas partes se autorizan mutuamente a elevar el presente contrato a escritura publica, sin necesidad de citacion o compulsa a la otra, firmando en duplicado, en San Jose, a los ocho horas del primeo de febero de mil novecientos noventa y siete.

Tel: 225-8616 Fax: 283-5495 Apdo 5927-1000 San Jose, Costa Rica. Barrio Francisco Peralla. Avenidas 8 y 10, calle 33. N 837



/s/ Roglio Ulloa S.                               /s/ Mario A. Esquivel F.
----------------------------                      ------------------------
Roglio Ulloa S., Presidente                       Mario A. Esquivel F.
P/Arrendante                                      Vice presidente
                                                  P/Arrendataria



                     /s/ Leda Di Napoli P.
     Son autenticas: ----------------------
                     Lic. Leda Di Napoli P.


                                                      [Stamp]


                                                                [Stamp]

BUFETE GUERRERO, GONZALEZ & CHAVERRI

                      ADDENDUM A CONTRATO DE ARRENDAMIENTO

Entre las companias de este domicilio, SOLEIL S.A., cedula de persona juridica 3-101-076935, representada en este acto por su Presidente, el senor Rogelio Ulloa Saborio, comerciante, cedula de identidad numero 1-344-481, vecino de Curridabat, y THERMALTEC DE COSTA RICA S.A., cedula de personeria 3-101-073713, representada por su Vicepresidente senor Mario Alberto Esquivel Fuentes, mecanico, cedula 1-421-569, vecino de Santo Domingo de Heredia, ambos mayores de edad, casados y costarricenses, los dos con facultades de apoderados generalisimos sin limite de suma de sus respectivas representadas; hemos convenido celebrar el presente ADDENDUM A CONTRATO DE ARRENDAMIENTO suscrito entre las partes a las 14:00 del 20 de mayo de 1999, y que forma parte integral de este documento y asi se encuentra adherido; el cual se regira por las siguientes estipulaciones:

PRIMERA: Se acuerda modificar la clausula cuarta del contrato principal; para que en adelante se lea asi: "La INQUILINA podra ponerle fin al contrato de arrendamiento, cuando avise a LA PROPIETARIA, por escrito y con tres meses de antelacion, su voluntad de terminar el arrendamiento. Sin embargo, si desea ponerle termino anticipadamente y sin otorgar el plazo convenido, la INQUILINA debera indemnizar a LA PROPIETARIA, el importe correspondiente a dos meses de alquiler."

SEGUNDA: Se acuerda modificar la clausula quinta del contrato principal, para que en adelante se lea asi: "LA INQUILINA destinara la bodega descrita, a actividades a toda clase de soldadura y metalizacion, lo cual genera una actividad bastante ruidosa. No podra variar ese destino sin el consentimiento previo y escrito de La PROPIETARIA y cualquier cambio en ese sentido se considerara como una violacion grave al presente contrato, para los efectos previstos en la clausula decimo segunda.

TERCERA:  Se  acuerda  modificar  la  clausula  decimo  tercera,   del  contrato
principal, referente al derecho de llave, debiendo por ende correrse la numeracion.

                               MIGUEL VALLE GUZMAN
                                ABOGADO Y NOTARIO
                           CONDOMINIO "PLAZA COLONIAL"
                               ESCAZU, COSTA RICA

Apartado: 521-1000                                      TELEFONO: (506) 289-4122
SAN JOSE, COSTA RICA                                    TEL./FAX: (506) 289-4087

                            CONTRATO DE ARRENDAMIENTO

Entre las Companias de este domicilio "SOLEIL S.A.", cedula de persona juridica 3-101-076935, representada en este acto por su Presidente, el senor Rogelio Ulloa Saborio, comericiante, cedula de identidad numero 1-344-481, vecino de Curridabat y "THERMALTEC DE COSTA RICA S.A.", cedula de persona juridica 3- 101-173713, representada por su Vicepresidente senor Mario Alberto Esquivel Fuentes, mecanico, cedula 1-421-569, vecino de Santo Domingo de Heredia; ambos mayores de edad, casados y costarricenses, los dos con facultades de apoderados generalisimos sin limite de suma de sus respectivas representadas, se ha convenido un contrato de arrendamiento con arreglo a las siguientes y clausulas y en el que la Sociedad representada por el primero sera conocida indistintamente como SOLEIL", "LA PROPIETARIA" o "LA ARRENDANTE" y la sociedad representada por el segundo, sera aludida como "THERMALTEC", "LA ARRENDATARIA" o "LA INQUILINA".

PRIMERA: declaracion de propiedad "soleil" es duena de la finca inscrita en el Registro Publico, al Folio Real del Partido de san Jose, matricula 156.163-000, que es terreno para construir con un local dividido en bodegas destinada a servir de almacenes o plantas industriales, sito en Pavas, distrito noveno del canto Primero de esta provincia.

SEGUNDA: Descripcion del inmueble arrendado: En este acto "LA PROPIETARIA" da en arrendamiento a "LA INQUILINA" la bodega idenfificada en el plano general del edificio con el numero "Dos- A" de la seccion Sur, que se describe asi: local construido con paredes bloques de concreto, estructuras de acero, cielo raso de "gypsumn" y techo de lamina de hierro galvanizado, con los siguientes linderos:
Norte: Bodega 'Dos-B y Tres", arrendadas actualmente por su orden a "Tecnologia Texfil S.A," y a "Likia Internacional S.A"; Sur: Bodegas "Uno-A y Uno-B" arrendadas por su orden a la misma Compania "Thermaltec" y a "Movitec S.A." ; Este- Terreno que se reserva la propietaria; y Oeste: Calle de acceso a las bodegas de este Complejo Industrial, con seis metros de frente. Medida:
Trescientos metros cuadrados. El local descrito se encuentra alumbrado con lamparas de tubos fluorescentes y equipado con dos banos completos y y una pequena bodega para guardar herramientas o materia prima.

MIGUEL VALLE GUZMAN                                                 Pagina:  Dos


     TERCERA: Plazo. Precio y forma de pago : El Plazo de este contrato es de tres anos, a partir del primero de Junio de mil novecientos noventa y nueve. El precio mensual de arrendamiento, durate el expressado plazo se determinara en la siguiente forma:

Del 1 de Junio del 1999 al 31 de Mayo del 2000               US$900.00 mensuales
Del 1 de Junio del 2000 al 31 de Mayo del 2001               US$927.00 mensuales
Del 1 de Junio del 2001 al 31 de Mayo del 2002               US$954.00 mensuales

Todas las cuotas de arrendarniento seran pagadas dentro de los cinco primeros dias habiles de cada mes, en las oficinas de "LA ARRENDANTE", en el tercer piso del Edificio Las Arcadas (avenida segunda entre calles primera y tercera), en la moneda estipulada o en colores de curso legal, al tipo establecido por el Banco Central de Costa Rica para la venta de esas divsas, a la fecha del pago correspondiente.

     CUARTA: Resolucion anticipada del contrato: Despues del primer ano de arrendamiento, "LA INQUILINA" podra, en cualquier momento, ponerle termino al contrato anticipadamente, sin otra responsabilidad que la de notificarle por escrito a "LA PROPIETARIA" su decision, con dos meses anticipacion por lo menos. Este aviso podra dispensarse y "LA INQUILINA" resolver el contrato de immediato, pagando a "LA PROPIETARIA" el importe correspondiente a dos meses de alquiler o al tiempo que falte para el vencimeiento del plazo, segun le sea mas favorable.

     QUINTA: Destino: "LA ARRENDATARIA" destinaran la bodega descrita a sus actividades de mecanica de presicion. No podra variar ese destino sin el consentimiento previo y escrito de "LA PROPIETARIA" y cualquier cualquier cambio en ese sentido se considerara como una violacion grave al presente contrato, para los efectos previstos en la clausula decimosegunda.

     SEXTA: Obligacions de "LOS CONTRATANES": Ademas de pagar oportuna y cumplidamente las cuotas mensuales del arrendamiento, "LA INQUILINA" tendra las siguientes obligaciones: a) Restituir la bodega a "LA PROPIETARIA", en las mismas condiciones en que la recibe, salvo los desgastes producidos por el transcurso del tiempo y el uso autorizado del inmueble; b) "LA INQUILINA" no podra, sin el consentimiento previo y escrito de "LA PROPIETARIA", ceder, gravar, enajenar o en cualquier forma transferir, en todo o en parte, los derechos que le confiere este contrato. Tampco podra, sin el referido consentimiento previo y escrito de "LA PROPIETARIA", subarrendar la bodega meniconada, en todo o en parte; c) "LA INQUILINA" sera

MIGUEL VALLE GUZMAN                                                Pagina:  Tres


la unica responsable de la operacion comercial del local mencionado, por lo que le correspondera responder, civil y penalmente por cualquier tipo de actos o accidentes que se produzcan dentro del recinto arrendado. Asimismo le correspondera obtener y cancelar todos los permisos y patentes que la ley exija para el funcionamiento de su negocio; d) Correra por cuenta de "LA INQUILINA" el pago del servicio de corriente electrica, agua, patentes, permisos y cualquier otra suma que sea necesaria para la operacion de su negocio; e) En caso de que "LA INQUILINA" quisiera instalar en el local arrendado uno o varios aparatos telefonicos, sera la unica responsable del pago de las facturas correspondientes; (f) Efectuar las reparaciones que haya que hacer en el local, incluyendo la reposicion de vidrios y cristales, cuando los danos sean causados por sus empleados, intencionadamente o por negligencia. Cuando los danos provengan de fallas del edificio o sus instalaciones o desgaste de los mismos "LA ARRENDANTE" tendra la obligacion de efectuar a la mayor brevedad , las reparaciones necesarias a fin de que el local arrendado quede en las mismas condiciones que tenia al inicio del contrato, g) "LA INQUILINA" no podra, sin el permiso previo y escrito de "LA PROPIETARIA", instalar o pintar rotulos ni introducir modificaciones capaces de alterar o modificar la estructura del local.

     SETIMA: Deposito en Garantia: "LA INQUILINA" recibe la bodega en el estado en que actualmente se encuentra y se obliga a restituirla, a la terminacion del contrato, en las mismas condiciones en que se le entrega, salvo los desgastes producidos por el transcurso del tiempo y el uso racional de la edificacion y sus instalaciones. En garantia de esta obligacion, "LA INQUILINA" deposita en este mismo acto la suma de NOVECIENTOS DOLARES (US$900.00), la cual le sera reintegrada a la terminacion de la relacion inquilinaria., si la bodega es entregada a satisfaccion, de conformidad con los terminos del presente contrato. Si hubiere danos, "LA PROPIETARIA" procedera a repararlos, aplicando para estos efectos el expresado deposito y cualquier saldo que resulte lo reintegrara a "LA INQUILINA", dentro de los treinta dias naturales inmediatos siguientes a la terminacion de las reparaciones, junto con las facturas comprobatorias de los gastos incurridos.

     OCTAVA: Propiedad de las mejoras a la terminacion del contrato: Las mejoras de cualquier clase que "LA INQUILINA" introduzca, con o sin el consentimiento de "LA PROPIETARIA", quedaran a beneficio del inmueble, a la terminacion del contrato, sin que esta tenga que pagar suma alguna por ellas. No obstante lo anterior, si "LA PROPIETARIA" notificare por escrito a "LA INQUILINA" sobre la necesidad de remover tales mejoras, por lo menos veinte dias antes de la terminacion del contrato, esta debera efectuar esos trabajos por su propia cuenta, antes de entregar lo arrendado, procediendo a restaurarlo hasta dejarlo en la misma condicion en que lo recibio.

MIGUEL VALLE GUZMAN                                              Pagina:  Cuatro


     NOVENA: Obligacions de "LA PROPIETARIA": "LA PROPIETARIA" pagara los impuestos correspondientes al local arrendado. Asimismo, mantendra, por su cuenta un sistema de vigilancia en beneficio de "LA INQUILINA" pero no sera responsable por danos, hurtos o robos que usuarios, visitantes o terceras personas en general, pudieran causar en la bodega arrendada.

     DECIMA: Exencion de la responsabilidad: "LA PROPIETARIA".no asume responsabilidad civil por los accidentes de cualquier naturaleza que ocurran en el interior de la bodega, cualquiera que haya sido la causa productora de ellos.

DECIMOPRIMERA: Cobro de sumas adeudadas: Las sumas de plazo vencido que "LA INQUILINA" Llegare a adeudar a "LA PROPIETARIA", por concepto de alquileres o por cualquier otra razon, podran ser cobradas por la acreedora, en la via ejecutiva, sin necesidad de ningun requerimiento previo. Para efectos del reclamo judicial correspondiente, un testimonio del presente contrato protocolizado ante Notario y una certificacion de Contador Publico Autorizado en que conste el saldo debido, constituiran titulo ejecutivo.

     DECIMOSEGUNA:  Derecho de "La  PROPIETARIA" a dar por resuelto el contrato:
El presente contrato se tendra por concluido de pleno derecho y "LA PROPIETARIA" tendra la facultad de pedir, en la via del desahucio, la inmediata desocupacion del local, en cualquiera de los siguientes casos: a) por la expiracion del plazo inicial o de cualquier prorroga futura que llegare a pactarse; b) por la falta, de pago oportuno de alguna cuota mensual de alquiler; c) por la simple iniciacion, por parte de cualquier persona, de tramites tendientes a obtener la quiebra o insolvencia de "LA INQUILINA", cuando esta solicitud inicial fuere acogida por las autoridades competentes, d) por cualquiera de los motivos que senala la Ley General de Arrendamientos Urbanos y Suburbanos; y, e) por haber incumplido "LA INQUILINA", en cualquier forma, con alguna de las obligaciones que le impone el presente contrato. Al ocurrir alguno de los hechos mencionados en la presente clausula, "LA PROPIETARIA" podra tambien, independientemente de la accion de desahucio, demandar a "LA INQUILINA" en la via que corresponda, para exigir el pago de los alquileres pendientes y de los danos y perjuicios que su incumplimiento le haya podido ocasionar.